Van Kampen
Bond Fund
ANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      28
                DIVIDEND REINVESTMENT PLAN      29
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      30
              RESULTS OF SHAREHOLDER VOTES      31

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

------------------------------
NYSE Ticker Symbol - VBF
------------------------------

                                                    MARKET(1)        NAV(2)
-------------------------------------------------------------------------------
One-year total return                                 23.10%         11.37%
-------------------------------------------------------------------------------
Distribution rate as a % of closing common share
price(3)                                                              7.31%
-------------------------------------------------------------------------------
Net asset value                                                      $19.41
-------------------------------------------------------------------------------
Closing common share price                                           $19.15
-------------------------------------------------------------------------------
One-year high common share price (02/12/01)                          $19.65
-------------------------------------------------------------------------------
One-year low common share price (10/18/00)                           $16.25
-------------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. As a result of recent market activity, current performance may vary from the figures shown.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2001
- AAA/Aaa............   0.5%   [PIE CHART]
- AA/Aa..............   8.4%
- A/A................  31.4%
- BBB/Baa............  49.1%
- BB/Ba..............   9.9%
- B/B................   0.7%
As of June 30, 2000
- AAA/Aaa............   3.9%   [PIE CHART]
- AA/Aa..............  13.1%
- A/A................  23.7%
- BBB/Baa............  49.9%
- BB/Ba..............   9.0%
- B/B................   0.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended June 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/00                                                                             0.34
12/00                                                                            0.34
3/01                                                                             0.34
6/01                                                                             0.35

The dividend history represents dividends that were paid on the fund and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       June 30, 2001                      June 30, 2000
Finance                                                                           22                               13.2
Utilities                                                                       19.7                               22.1
Consumer Services                                                               15.8                               19.4
Energy                                                                           9.3                               10.5
Transportation                                                                   7.6                                9.5

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1991 through June 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/91                                                                      18.6800                            18.3800
                                                                          19.3400                            19.1300
                                                                          19.8900                            20.1300
                                                                          19.3600                            19.6300
6/92                                                                      19.8500                            19.7500
                                                                          20.4100                            21.2500
                                                                          20.0500                            20.2500
                                                                          20.9400                            20.7500
6/93                                                                      21.3300                            20.7500
                                                                          21.9500                            20.8800
                                                                          21.2900                            20.3800
                                                                          20.1200                            18.0000
6/94                                                                      19.0600                            18.1300
                                                                          18.7900                            17.1300
                                                                          18.5900                            16.7500
                                                                          19.3000                            18.2500
6/95                                                                      20.4100                            19.1300
                                                                          20.5700                            19.0000
                                                                          21.2700                            19.6300
                                                                          20.1800                            19.3800
6/96                                                                      19.6400                            18.1300
                                                                          19.9600                            18.7500
                                                                          20.3100                            18.7500
                                                                          18.8700                            18.6300
6/97                                                                      20.4300                            19.2500
                                                                          20.7700                            19.8100
                                                                          20.9100                            20.8100
                                                                          20.9200                            20.3800
6/98                                                                      21.1600                            19.6875
                                                                          21.3500                            19.8125
                                                                          21.0900                            20.0625
                                                                          20.4000                            19.2500
6/99                                                                      19.5900                            17.8750
                                                                          19.3100                            16.3750
                                                                          18.9800                            15.6875
                                                                          18.9800                            16.0625
6/00                                                                      18.7000                            16.7500
                                                                          18.9200                            17.0625
                                                                          19.2900                            17.4375
                                                                          19.5700                            18.5000
6/01                                                                      19.4100                            19.1500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED
THE FUND'S RETURN DURING THE PAST TWELVE MONTHS. KELLY GILBERT, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The first six months of the fiscal
year were part of one of the most difficult periods for the corporate bond market. Over the last two quarters of 2000, investors reacted to a slowing economy and deteriorating corporate earnings by shunning lower-rated corporate bonds in favor of higher-quality corporate issues and U.S. Treasury securities. During this period, the Treasury market yield curve inverted (in other words, short-term rates moved higher than long-term rates) and the yield spread between Treasuries and corporates moved toward a 10-year high. In the end, the performance of Treasuries through the last half of 2000 was much stronger than that of corporate bonds.

    By the start of 2001, however, it had become clear that the Federal Reserve Board (the "Fed") would need to ease short-term interest rates in order to encourage business and consumer borrowing and trigger spending that could stimulate economic growth. They responded by lowering the target federal funds rate on six separate occasions over the first half of the year, resulting in a cumulative reduction of two-and-three-quarter percentage points.

    With these rate cuts, the yield curve steepened (short-term rates came down more than long-term rates) and investors became more optimistic that an economic recession could be avoided. As the Fed seemed willing to take steps to kick-start the economy, investors appeared more willing to take on investment risk, venturing away from ultra-safe investments in search of additional yield. New corporate bond issuance in the first half of 2001 was well received by the marketplace, and new-issue volume in the first two quarters alone exceeded the volume for all of last year.

    The slowing economy continues to cast a shadow on the corporate bond market, as investors fret over its impact on corporate earnings. A seemingly endless parade of negative earnings announcements in the first two quarters of 2001 have kept investors on edge, pushing back hopes for an economic recovery.

    Also, a number of corporate issuers in the packaging and building materials sectors were hit hard--or even put out of business--by asbestos-related liability claims. These concerns have haunted the market since late last year. Fortunately, many of last year's "fallen angels" (well-known companies that surprised the market with credit problems that led to downgrades) have rebounded this year, a welcome sign that suggests the market may have regained its footing.

    The market has improved from the standpoint of technical factors, such as supply/demand dynamics, tightening yield spreads, and a firming equity market, but a number of fundamental factors--such as the economy's continued weakness, poor corporate earnings, rising unemployment and continued layoffs, and signs that consumer spending may be losing steam--are still cause for concern. In this environment, corporate bonds have outperformed all but high-yield bonds in the fixed-income category.

    For the twelve months ended June 30, 2001, the fund produced a total return of 23.10 percent based on market price. The fund's return reflects an increase in market price from $16.75 per share on June 30, 2000, to $19.15 per share on June 30, 2001. The fund's quarterly dividend of $.3500 per share translates to a distribution rate of 7.31 percent based on the fund's closing market price on June 30, 2001.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 11.30 percent for the same period. The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index which reflects the general performance of corporate bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN REPOSITIONING THE PORTFOLIO?

A   With declining interest rates in the
spotlight, we increased our exposure to financial issuers during the period, targeting banks and finance companies. Our focus has been on top names in this sector, such as Household, Mellon, and Capital One.

    One group that we have moved away from is the utilities sector, which due to the ongoing problems in California has continued to unsettle investors. We will continue to monitor this sector closely.

    Otherwise, we have generally maintained a neutral weighting in most sectors (relative to the fund's benchmark, the Lehman Brother BBB Corporate Index).

    We continue to look for opportunities to enhance the portfolio's yield component and to pursue bond issues that we believe exhibit strong relative value.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A   Although the market's technical
indicators continue to be strong, we remain cautiously optimistic on the long-term prospects for the investment-grade corporate sector. Since the start of the year, yield spreads have narrowed considerably, suggesting that the market could be vulnerable to spread widening. Expectations are for weak second quarter earnings announcements, and the "summer doldrums" could further dampen trading.

    Investors are anticipating perhaps one or two further interest rate cuts by the Fed, but it is widely accepted that we are nearing the end of the Fed's easing cycle. Historically, an interest rate cut has taken about six months to take effect on economic activity, so we hope to see improvement in the economy over the last half of 2001. If the economy turns up, corporate bonds should benefit.

As of July 24, 2001, the fund is managed by the High Yield and High Grade teams of Van Kampen Asset Management Inc. ("The Adviser"). The teams are made up of established investment professionals. Current members of the High Yield Team include Gordon Loery, an Executive Director of the Adviser. Current members of the High Grade team include Angelo Manioudakis, and Executive Director of the Adviser. The composition of each team may change without notice from time to time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          CORPORATE BONDS  92.3%
          CONSUMER DISTRIBUTION  4.6%
$1,000    Anheuser Busch Cos., Inc. .......  7.550%         10/01/30         $  1,089,304
 2,000    ConAgra, Inc. ...................  7.500          09/15/05            2,077,578
 1,000    Constellation Brands, Inc.,
          144A--Private Placement (a)......  8.000          02/15/08            1,002,500
 1,000    Federated Dept Stores, Inc. .....  6.300          04/01/09              960,033
   250    K-Mart Corp. ....................  9.375          02/01/06              244,124
 2,400    Kroger Co. ......................  7.375          03/01/05            2,491,087
   250    Owens & Minor, Inc., 144A--
          Private Placement (a) (b)........  8.500          07/15/11              252,500
 1,000    Pepsi Bottling Group, Inc. ......  7.000          03/01/29            1,003,035
 1,000    Safeway, Inc. ...................  7.250          02/01/31              986,010
                                                                             ------------
                                                                               10,106,171
                                                                             ------------
          CONSUMER DURABLES  0.3%
   750    Brunswick Corp. .................  7.125          08/01/27              626,893
                                                                             ------------

          CONSUMER NON-DURABLES  1.2%
   250    BRL Universal Equipment..........  8.875          02/15/08              257,500
 1,000    Kellogg Co., 144A--Private
          Placement (a)....................  6.600          04/01/11              978,929
 1,500    Kellogg Co., 144A--Private
          Placement (a)....................  7.450          04/01/31            1,503,595
                                                                             ------------
                                                                                2,740,024
                                                                             ------------
          CONSUMER SERVICES  15.4%
   250    Adelphia Communications Corp. ...  9.250          10/01/02              251,250
 1,000    AT&T Canada, Inc. (Canada).......  7.650          09/15/06              989,365
   500    Charter Communication Holdings
          LLC..............................  8.250          04/01/07              473,750

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          CONSUMER SERVICES (CONTINUED)
$2,500    Clear Channel Commerce, Inc. ....  7.250%         10/15/27         $  2,366,010
 2,000    Comcast Cable Communications.....  8.125          05/01/04            2,122,112
 1,250    CSC Holdings, Inc. ..............  7.875          12/15/07            1,253,125
 2,500    CSC Holdings, Inc. ..............  7.875          02/15/18            2,362,500
 1,000    Harcourt General, Inc. ..........  7.200          08/01/27              885,874
 1,750    Harcourt General, Inc. ..........  8.875          06/01/22            1,862,961
 1,750    Liberty Media Corp. .............  8.250          02/01/30            1,528,109
   125    Mandalay Resort Group............ 10.250          08/01/07              131,250
 1,000    MGM Mirage, Inc. ................  8.500          09/15/10            1,038,963
 2,880    News America Holdings, Inc. .....  8.875          04/26/23            3,041,663
 2,000    Park Place Entertainment
          Corp. ...........................  7.950          08/01/03            2,061,496
   250    Primedia, Inc., 144A--Private
          Placement (a)....................  8.875          05/15/11              237,500
   500    Station Casinos, Inc. ...........  8.375          02/15/08              501,875
   746    Stewart Enterprises, Inc. .......  6.400          05/01/03              716,922
 7,000    Tele-Communications, Inc. .......  9.250          01/15/23            7,389,193
 2,000    Time Warner Entertainment Co. ...  8.375          07/15/33            2,180,530
 1,000    Time Warner, Inc. ...............  7.975          08/15/04            1,063,052
 1,000    Viacom, Inc. ....................  7.750          06/01/05            1,063,311
   500    Viacom, Inc. ....................  7.875          07/30/30              528,253
                                                                             ------------
                                                                               34,049,064
                                                                             ------------
          ENERGY  9.0%
 1,000    Amerada Hess Corp. ..............  7.875          10/01/29            1,059,989
 1,000    Ashland Oil, Inc. ...............  8.800          11/15/12            1,117,717
 1,000    Ashland, Inc. ...................  6.860          05/01/09              974,056
   750    Barrett Resources Corp. (c)......  7.550          02/01/07              774,375
   500    Coastal Corp.....................  7.500          08/15/06              515,763
 2,900    El Paso Energy Corp. ............  6.950          12/15/07            2,874,190
 1,000    Gulf Canada Resources Ltd.
          (Canada).........................  7.125          01/15/11            1,028,201
 2,000    Norcen Energy Resources Ltd.
          (Canada).........................  7.375          05/15/06            2,095,838
 2,025    PDV America, Inc. ...............  7.875          08/01/03            2,039,876
 1,500    Petroliam Nasional Berhad, 144A--
          Private Placement (Malaysia)
          (a)..............................  7.625          10/15/26            1,346,709

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          ENERGY (CONTINUED)
$1,250    R&B Falcon Corp. ................  6.750%         04/15/05         $  1,275,000
 1,500    Tosco Corp. .....................  8.250          05/15/03            1,580,970
 1,000    Transcontinental Gas Pipe Line
          Corp. ...........................  7.250          12/01/26              951,241
 1,000    Union Oil Co. ...................  9.125          02/15/06            1,114,282
   250    Vintage Petroleum, Inc., 144A--
          Private Placement (a)............  7.875          05/15/11              242,500
 1,000    Williams Cos., Inc.,
          144A--Private Placement (a)......  7.500          01/15/31              939,986
                                                                             ------------
                                                                               19,930,693
                                                                             ------------
          FINANCE  21.5%
 2,500    American Re Corp. ...............  7.450          12/15/26            2,567,852
   500    Banco Santiago (Chile)...........  7.000          07/18/07              488,726
 1,000    Bank of America Corp. ...........  7.400          01/15/11            1,040,832
 1,000    Bank One Corp. ..................  6.500          02/01/06            1,013,618
 1,000    Banque Nationale de Paris........  7.200          01/15/07            1,042,620
 1,000    Banque Paribas NY (France).......  8.350          06/15/07            1,104,707
 1,250    BB&T Corp. ......................  6.375          06/30/05            1,243,925
   500    BB&T Corp. ......................  7.250          06/15/07              507,419
 1,000    Capital One Bank.................  8.250          06/15/05            1,035,058
   500    Citigroup, Inc. .................  7.250          10/01/10              520,984
 2,000    Conseco, Inc. ...................  8.500          10/15/02            1,980,000
 1,000    Firstar Bank.....................  7.125          12/01/09            1,023,366
 2,000    Ford Motor Credit Co. ...........  6.875          02/01/06            2,028,160
 1,000    General Electric Capital
          Corp. ...........................  6.500          12/10/07            1,035,549
 1,000    Goldman Sachs Group, Inc. .......  7.800          01/28/10            1,056,155
 2,000    Heller Financial, Inc. ..........  6.375          03/15/06            2,017,136
 1,000    Household Finance Corp. .........  6.750          05/15/11              988,300

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          FINANCE (CONTINUED)
$1,000    Household Finance Corp. .........  7.875%         03/01/07         $  1,069,086
 1,500    Household Finance Corp. .........  8.375          11/15/01            1,521,777
 2,500    International Lease Finance
          Corp. ...........................  8.375          12/15/04            2,720,165
   500    JP Morgan Chase & Co. ...........  6.750          02/01/11              501,571
 1,000    Korea Development Bank (Republic
          of Korea)........................  7.375          09/17/04            1,042,613
 2,000    Lehman Brothers Holdings, Inc....  8.500          05/01/07            2,181,562
 1,000    Liberty Property LP..............  8.500          08/01/10            1,070,947
 1,750    Mack Cali Realty LP..............  7.750          02/15/11            1,772,248
 2,250    MBNA American Bank (d)...........  6.500          06/20/06            2,215,786
 1,000    Mellon Funding Corp. ............  6.400          05/14/11              984,443
 1,750    Nordbanken AB, 144A--Private
          Placement (Sweden) (a)...........  7.250          11/12/09            1,790,612
   500    Pemex Project, 144A--Private
          Placement (a)....................  9.125          10/13/10              528,750
 1,000    PNC Funding Corp. ...............  6.875          07/15/07            1,019,849
 1,000    Republic NY Corp. ...............  7.750          05/15/09            1,053,087
   500    State Street Corp. ..............  7.650          06/15/10              535,004
 1,000    Union Planters Corp. ............  7.750          03/01/11            1,033,513
 1,250    UtiliCorp Canada Finance, 144A--
          Private Placement (Canada) (a)...  7.750          06/15/11            1,239,669
 1,250    Verizon Global Funding Corp.,
          144A--Private Placement (a)......  6.750          12/01/05            1,283,969
 1,000    Washington Mutual Capital,
          Inc. ............................  8.375          06/01/27            1,018,010
 1,000    Washington Mutual, Inc. .........  7.500          08/15/06            1,054,339
 1,000    Wells Fargo Bank.................  6.450          02/01/11              985,106
                                                                             ------------
                                                                               47,316,513
                                                                             ------------
          HEALTHCARE  1.8%
 2,000    Columbia HCA Healthcare Corp. ...  6.910          06/15/05            1,971,054
 2,000    Tenet Healthcare Corp. ..........  8.000          01/15/05            2,055,000
                                                                             ------------
                                                                                4,026,054
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          PRODUCER MANUFACTURING  5.6%
$1,000    Allied Waste North America, Inc.,
          144A--Private Placement (a)......  8.875%         04/01/08         $  1,025,000
   250    Briggs & Straton, 144A--Private
          Placement (a)....................  8.875          03/15/11              252,500
 2,000    Daimler Chrysler NA Holding......  7.375          09/15/06            2,070,056
 2,000    ITT Corp. .......................  6.750          11/15/05            1,960,000
 1,000    Lockheed Martin Corp. ...........  8.500          12/01/29            1,112,119
 3,000    Tyco International Group SA
          (Luxembourg).....................  6.125          11/01/08            2,905,617
   250    United Rentals North America,
          Inc., 144A--Private Placement
          (a).............................. 10.750          04/15/08              258,750
 1,750    USA Waste Services, Inc. ........  7.000          10/01/04            1,782,301
 1,000    USX Marathon Group...............  6.650          02/01/06            1,016,969
                                                                             ------------
                                                                               12,383,312
                                                                             ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  4.1%
 1,500    Abitibi-Consolidated, Inc.
          (Canada).........................  8.300          08/01/05            1,579,290
 1,000    Dow Chemical Co. ................  7.375          11/01/29            1,023,380
 1,000    Georgia Pacific Corp. ...........  7.500          05/15/06            1,006,146
 2,000    Georgia Pacific Corp. ...........  9.950          06/15/02            2,075,156
 1,000    IMC Global, Inc. ................  6.875          07/15/07              822,500
 1,500    Rohm & Haas Co. .................  6.950          07/15/04            1,556,324
   450    Sequa Corp. .....................  9.000          08/01/09              447,750
   500    Stora Enso Corp. (Finland).......  7.375          05/15/11              507,482
                                                                             ------------
                                                                                9,018,028
                                                                             ------------
          TECHNOLOGY  0.1%
   250    Amkor Technology, Inc., 144A--
          Private Placement (a)............  9.250          02/15/08              233,750
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          TELECOMMUNICATIONS  2.0%
$1,000    AT & T Wireless Services, Inc.,
          144A--Private Placement (a)......  7.875%         03/01/11         $  1,003,582
 2,000    France Telecom, 144A--Private
          Placement (France) (a)...........  7.750          03/01/11            2,042,006
   125    McLeodUSA, Inc. ................. 11.375          01/01/09               80,000
   250    Tritel PCS, Inc. ................ 10.375          01/15/11              228,125
 1,000    WorldCom, Inc. ..................  8.250          05/15/31              983,539
                                                                             ------------
                                                                                4,337,252
                                                                             ------------
          TRANSPORTATION  7.4%
 1,625    Canadian National Railway Co.
          (Canada).........................  7.625          05/15/23            1,684,750
 1,000    CSX Corp. .......................  6.750          03/15/11              982,832
 7,000    Union Pacific Corp. .............  8.350          05/01/25            7,357,980
 6,000    United Airlines, Inc. ........... 10.020          03/22/14            6,370,470
                                                                             ------------
                                                                               16,396,032
                                                                             ------------
          UTILITIES  19.3%
 1,000    AES Corp. .......................  9.500          06/01/09            1,018,750
 3,500    Arizona Public Service Co. ......  8.750          01/15/24            3,636,080
 1,000    Calpine Corp. ...................  8.625          08/15/10              980,000
 1,000    Cleveland Electric Illuminating
          Co. .............................  7.625          08/01/02            1,020,607
 2,000    CMS Energy Corp. ................  6.750          01/15/04            1,940,000
 1,000    Commonwealth Edison Co. .........  8.625          02/01/22            1,051,179
   250    Dobson Communications Corp. ..... 10.875          07/01/10              251,250
 2,500    Enron Corp. .....................  7.125          05/15/07            2,563,053
 1,435    Global Crossing Holdings Ltd.
          (Bermuda)........................  9.125          11/15/06            1,133,650
 5,000    GTE North, Inc. .................  8.500          12/15/31            5,185,050
 3,000    Gulf States Utilities Co. .......  8.940          01/01/22            3,101,829
   500    Israel Electric Corp., Ltd.,
          144A--Private Placement (Israel)
          (a)..............................  8.250          10/15/09              515,002

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          UTILITIES (CONTINUED)
$1,323    Niagara Mohawk Power Corp. ......  7.625%         10/01/05         $  1,369,482
 4,500    Public Service Co. of Colorado...  8.750          03/01/22            4,673,237
 2,000    Qwest Capital Funding, Inc. .....  7.900          08/15/10            2,069,548
 2,000    Southern California Gas Co. .....  8.750          10/01/21            2,074,484
 2,000    Southern Energy, Inc., 144A--
          Private Placement (a)............  7.900          07/15/09            1,968,852
   500    Telefonos De Mexico SA Reg S
          Tranche (Mexico).................  8.250          01/26/06              518,125
   500    Telefonos De Mexico SA, 144A--
          Private Placement (Mexico) (a)...  8.250          01/26/06              518,125
 5,000    United Telecommunication Kansas..  9.500          04/01/03            5,313,905
   500    UtiliCorp United, Inc. ..........  6.700          10/15/06              502,375
 1,000    Vodafone Airtouch PLC (United
          Kingdom).........................  7.750          02/15/10            1,052,299
                                                                             ------------
                                                                               42,456,882
                                                                             ------------
TOTAL CORPORATE BONDS  92.3%..............................................    203,620,668
                                                                             ------------

          GOVERNMENT AND GOVERNMENT AGENCY
          OBLIGATIONS  5.3%
     1    Federal Home Loan Mortgage Corp.
          Pool.............................  7.375          01/01/03                1,220
     4    Government National Mortgage
          Association Pool................. 10.000    10/15/16 to 07/15/20          4,945
 1,000    Malaysia (Malaysia)..............  8.750          06/01/09            1,076,458
 1,400    Ontario Province (Canada)........  7.625          06/22/04            1,496,025
 2,500    Quebec Province (Canada).........  8.800          04/15/03            2,663,800
   500    Republic of Italy (Italy)........  5.250          04/05/06              491,825
 3,000    Saskatchewan Province (Canada)...  8.000          07/15/04            3,220,530
 1,500    United Mexican States (Mexico)...  8.375          01/14/11            1,511,625
 1,000    United Mexican States (Mexico)... 10.375          02/17/09            1,125,000
   100    United States Treasury Bond......  6.250          05/15/30              106,078
                                                                             ------------
TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS........................     11,697,506
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                              MARKET
               DESCRIPTION                                                    VALUE
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $211,557,080)                                                      $215,318,174

REPURCHASE AGREEMENT  0.3%
  BankAmerica Securities ($715,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
    07/02/01 at $715,241)
      (Cost $715,000)...................................................        715,000
                                                                           ------------

TOTAL INVESTMENTS  97.9%
  (Cost $212,272,080)...................................................    216,033,174
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%.............................      4,503,805
                                                                           ------------

NET ASSETS  100.0%......................................................   $220,536,979
                                                                           ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001

ASSETS:
Total Investments (Cost $212,272,080).......................  $216,033,174
Cash........................................................       765,801
Interest Receivable.........................................     4,466,210
Other.......................................................        53,009
                                                              ------------
    Total Assets............................................   221,318,194
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       250,000
  Income Distributions......................................       228,935
  Investment Advisory Fee...................................        88,668
  Shareholder Reports.......................................        50,511
  Affiliates................................................         3,537
Trustees' Deferred Compensation and Retirement Plans........       107,116
Accrued Expenses............................................        52,448
                                                              ------------
    Total Liabilities.......................................       781,215
                                                              ------------
NET ASSETS..................................................  $220,536,979
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   207,624,858
Net Unrealized Appreciation.................................     3,761,094
Accumulated Undistributed Net Investment Income.............       802,655
Accumulated Net Realized Loss...............................    (3,014,093)
                                                              ------------
NET ASSETS..................................................  $220,536,979
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($220,536,979 divided by
  11,362,465 shares outstanding)............................  $      19.41
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2001

INVESTMENT INCOME:
Interest....................................................  $17,372,013
Other.......................................................       15,860
                                                              -----------
  Total Income..............................................   17,387,873
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,067,886
Shareholder Services........................................      113,612
Shareholder Reports.........................................       81,395
Trustees' Fees and Related Expenses.........................       75,002
Custody.....................................................       20,397
Legal.......................................................        5,479
Other.......................................................      137,941
                                                              -----------
    Total Expenses..........................................    1,501,712
    Less Credits Earned on Cash Balances....................          923
                                                              -----------
    Net Expenses............................................    1,500,789
                                                              -----------
NET INVESTMENT INCOME.......................................  $15,887,084
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,117,893
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (2,902,755)
  End of the Period.........................................    3,761,094
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,663,849
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,781,742
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $23,668,826
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended June 30, 2001 and 2000

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001    JUNE 30, 2000
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $ 15,887,084     $ 16,242,799
Net Realized Gain/Loss.................................     1,117,893       (4,142,167)
Net Unrealized Appreciation/Depreciation During the
  Period...............................................     6,663,849       (6,420,944)
                                                         ------------     ------------
Change in Net Assets from Operations...................    23,668,826        5,679,688
Distributions from Net Investment Income...............   (15,565,382)     (15,861,856)
                                                         ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     8,103,444      (10,182,168)
NET ASSETS:
Beginning of the Period................................   212,433,535      222,615,703
                                                         ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $802,655 and $470,562,
  respectively)........................................  $220,536,979     $212,433,535
                                                         ============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  ------------------------------------
                                                   2001     2000     1999       1998
                                                  ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $18.70   $19.59   $ 21.16   $  20.26
                                                  ------   ------   -------   --------
  Net Investment Income.........................    1.40     1.43      1.41       1.48
  Net Realized and Unrealized Gain/Loss.........     .68     (.93)    (1.56)       .93
                                                  ------   ------   -------   --------
Total from Investment Operations................    2.08      .50      (.15)      2.41
Less Distributions from Net Investment Income...    1.37     1.39      1.42       1.51
                                                  ------   ------   -------   --------
NET ASSET VALUE, END OF THE PERIOD..............  $19.41   $18.70   $ 19.59   $  21.16
                                                  ======   ======   =======   ========

Market Price Per Share at End of the Period.....  $19.15   $16.75   $17.875   $19.6875
Total Investment Return at Market Price (a).....  23.10%    1.88%    -2.45%     10.08%
Total Return at Net Asset Value (b).............  11.37%    2.67%    -0.87%     12.19%
Net Assets at End of the Period (In millions)...  $220.5   $212.4   $ 222.6   $  240.4
Ratio of Operating Expenses to Average Net
  Assets........................................    .68%     .64%      .66%       .65%
Ratio of Convertible Note Expenses to Average
  Net Assets (c)................................      --       --        --         --
Ratio of Net Investment Income to Average Net
  Assets........................................   7.25%    7.48%     6.79%      7.04%
Portfolio Turnover..............................     88%      71%       10%        27%
Assuming full dilution of debt: (c)
  Net Asset Value, End of the Period............      --       --        --         --
  Number of Shares Outstanding, End of the
    Period (000)................................      --       --        --         --

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

YEAR ENDED JUNE 30,
-----------------------------------------------------------
      1997     1996      1995      1994      1993     1992
-----------------------------------------------------------
     $19.97   $ 20.41   $ 19.07   $ 21.33   $19.85   $18.68
     ------   -------   -------   -------   ------   ------
       1.56      1.54      1.52      1.56     1.58     1.74
        .27      (.44)     1.36     (2.28)    1.55     1.11
     ------   -------   -------   -------   ------   ------
       1.83      1.10      2.88      (.72)    3.13     2.85
       1.54      1.54      1.54      1.54     1.65     1.68
     ------   -------   -------   -------   ------   ------
     $20.26   $ 19.97   $ 20.41   $ 19.07   $21.33   $19.85
     ======   =======   =======   =======   ======   ======

     $19.25   $18.125   $19.125   $18.125   $20.75   $19.75
     15.06%     2.61%    14.89%    -5.59%   13.76%   17.12%
      9.46%     5.94%    16.54%    -3.37%   16.35%   15.79%
     $230.2   $ 226.9   $ 231.9   $ 216.6   $235.6   $218.5
       .68%      .67%      .68%      .68%     .71%     .71%
         --        --      .39%      .82%     .98%    1.05%
      7.70%     7.47%     7.92%     7.29%    7.65%    8.90%
         8%       11%        8%        2%      19%      39%
         --        --        --   $ 19.07   $21.09   $19.78
         --        --        --    12,411   12,411   12,372

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek interest income while conserving capital through investing in a diversified portfolio consisting primarily of high-quality debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of June 30, 2001, the cumulative effect adjustment to reflect the amortization of market premium would be $588,991.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Trust adopted this policy during the fiscal year ended June 30, 2001, interest income would have decreased and realized gain/loss would have increased by $395.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,737,618, which will expire between June 30, 2008 and June 30, 2009. Net realized gains or losses may differ for financial reporting and tax purposes

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $212,276,300, the aggregate gross unrealized appreciation is $5,643,907 and the aggregate gross unrealized depreciation is $1,887,033, resulting in net unrealized appreciation on long- and short-term investments of $3,756,874.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $20,646 were reclassified from accumulated undistributed net investment income to capital, $9,860 relating to fee income received from tender offers was reclassified from accumulated undistributed net investment income to accumulated net realized loss and $395 relating to the recognition of net realized gains on paydowns of mortgage pool obligations was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended June 30, 2001, the Fund's custody fee was reduced by $923 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                     % PER ANNUM
First $150 million..........................................    0.50%
Next $100 million...........................................    0.45%
Next $100 million...........................................    0.40%
Over $350 million...........................................    0.35%

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

    For the year ended June 30, 2001, the Fund recognized expenses of approximately $5,500 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates cost of such services to each fund. For the year ended June 30, 2001, the Fund recognized expenses of approximately $21,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $188,381,977 and $188,674,991, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Bond Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Bond Fund (the "Fund"), including the portfolio of investments, as of June 30, 2001, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated July 23, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2001

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in you own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If the Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                      STATE STREET BANK AND TRUST COMPANY

                               C/O EQUISERVE LLP

                                 P.O. BOX 8200

                             BOSTON, MA 02266-8200

                                 1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe LLP
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 Inquiries about an investor's account should be referred to the Fund's transfer agent
                       STATE STREET BANK AND TRUST COMPANY
                                C/O EQUISERVE LLP
                                 P.O. Box 43011
                       Providence, Rhode Island 02940-3011
                            Telephone: (800) 821-1238
                                Alaska and Hawaii
                          Call Collect: (781) 575-2000
                    Ask for Closed-End Fund Account Services

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Fund was held on June 27, 2001, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  9,900,063            169,353
Hugo F. Sonnenschein...................................  9,938,155            131,261
Theodore A. Myers......................................  9,915,577            153,839

The other trustees of the Fund whose terms did not expire in 2001 were David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VBF ANR 8/01                                                     3546H01-AS-8/01